EXHIBIT 10.3

November 10, 2003

Bank of America, N.A.,
   as Administrative Agent
231 South LaSalle Street
Mail Code: IL1-231-08-03
Chicago, IL 60604
Attn: Anne Zeschke

Re: Request for Waiver and Amendment of Certain Provisions of the Fifth Amended and Restated Loan Agreement.

Prime Medical Services, Inc., a Delaware corporation (“Company”), certain Lenders (the “Lenders”), and Bank of America, N.A., as Administrative Agent for those Lenders (“Administrative Agent”), have entered into that certain Fifth Amended and Restated Loan Agreement (as renewed, extended, restated, and amended from time to time, the “Loan Agreement”) dated as of July 26, 2002. Under the terms of certain Guaranties (for each Guarantor defined below, the “Guaranty”), certain of the “Subsidiaries” (as defined in the Loan Agreement) of Company (collectively, the “Guarantors”) have guaranteed payment of the “Guaranteed Indebtedness” (as defined in the Guaranty). Unless otherwise specified (i) capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement and (ii) references to “Sections” are to sections of the Loan Agreement. Company hereby requests a waiver of certain terms and provisions of the Loan Agreement and amendments to certain other terms and provisions thereof, and Company, Lenders, and Administrative Agent have agreed to waive and amend certain provisions of the Loan Agreement, each subject to the terms and conditions contained herein.

Section 1.     Company Request. Company has formed a Wholly-Owned Subsidiary of the Company for the purpose of acquiring Medstone International, Inc., a Delaware corporation, substantially on the terms and conditions presented to Lenders by Borrower (the “Medstone Acquisition”). Company has requested that Lenders permit the Medstone Acquisition substantially in accordance with the terms and conditions presented.

Company has also requested that certain provisions of the Loan Agreement be amended to reflect an accounting change required under Financial Accounting Standards Board Statement 150.

Section 2. Waivers to Loan Agreement. Certain provisions of the Loan Agreement shall be waived as follows:

A.

In connection with the Medstone Acquisition, the requirement set forth in the final proviso of the definition of “Permitted Acquisition” that Borrower not make any Acquisitions other than Permitted Acquisitions in which the total consideration for all such Acquisitions is less than $2,000,000 in the aggregate in any twelve (12) month period is hereby waived to permit the Medstone Acquisition;

November 10, 2003

B.	In connection with the Medstone Acquisition, Section 8.02 of the Loan Agreement shall be waived to permit the Medstone Acquisition; and

C.	In connection with the Medstone Acquisition, Section 8.04 of the Loan Agreement shall be waived to permit the Medstone Acquisition.

Section 3. Amendments to the Loan Agreement. By execution of this Waiver and Amendment, the parties hereto have agreed to amend the Loan Agreement as follows:

           A.       Section 1.01 is hereby amended to delete the definition of “EBITDA” in its entirety and replace such definition with the following:

           “EBITDA” means, for any Person for any period: (a) Consolidated Net Income of such Person for such period, determined after deduction of any minority interests, plus (b) all amounts deducted therefrom during such period, in conformity with GAAP, for interest, taxes, depreciation and amortization, provided that cash flow from Permitted Passive Investments shall only be included in the calculation of EBITDA to the extent: (i) it has been actually received by Borrower or a Guarantor, and (ii) it does not exceed fifteen percent (15%) of total EBITDA for such period, and provided further, that (x) the 2002 Adjustments, (y) the non-cash losses or impairments resulting from the Lasik Divesture, in an aggregate amount not to exceed $15,000,000, not included in the calculation of 2002 Adjustments, and (z) the FASB 150 Adjustments shall be excluded from any calculation of Borrower’s EBITDA.

           B.       Section 1.01 is hereby amended to delete the definition of “Debt Service Coverage Ratio” in its entirety and replace such definition with the following:

           “Debt Service Coverage Ratio” means, as to the Companies (including on a pro forma basis any Company acquired in any Permitted Domestic Acquisition for each of the components of and for the entire period of calculation of Debt Service Coverage Ratio) for any period, the ratio of (a) the sum of: (i) Adjusted EBITDA for such period, minus (ii) the aggregate amount of Unfinanced Capital Expenditures made during such period, minus (iii) all cash tax payments, minus (iv) all cash payments relating to the FASB 150 Adjustments, divided by (b) the sum of: (i) all cash interest payments payable during such period in respect of all Debt of the Companies (without deduction for any minority interests but excluding Debt of any Foreign Company to the extent it is repaid with cash flow of such Foreign Company), plus (ii) 1/7 of the outstanding principal amount of the Loans as of any date of determination, plus (iii) 1/7 of the Consolidated Earn-Out Indebtedness as of any date of determination, plus (iv) any regularly scheduled principal payments on Indebtedness (including Subordinated Debt, but excluding Consolidated Earn-Out Indebtedness and excluding Debt of any Foreign Company), plus (v) all cash dividends declared or paid on any Permitted Preferred Stock, all as determined on a rolling four (4) quarter and consolidated basis in accordance with GAAP.

November 10, 2003

           C.       Section 1.01 is hereby amended to add the following definition of “FASB 150 Adjustment”:

            “FASB 150 Adjustments” means the non-cash adjustments to Borrower’s financial statements regarding the Robert W. Bachman and Lawrence J. Sodomire put options, as required by Statement 150 of the Financial Accounting Standards Board, the net effect to Borrower on a consolidated basis not to exceed $1,250,000 in an aggregate amount.

Section 4.      Representations. The Company and each Guarantor hereby represent and warrant to Administrative Agent and the Lenders that: (i) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made on and as of such date; (ii) after giving effect to this letter and the waiver granted herein, neither the Company nor any of the Guarantors is in default in the due performance of any covenant or agreement contained in the Loan Agreement or any other Loan Document; and (iii) after giving effect to this letter and the waiver granted herein, no Default has occurred and is continuing.

Section 5.      Confirmations. Each of the Company and the Guarantors ratifies and confirms that the Loan Agreement, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, and the other Loan Documents are and remain in full force and effect in accordance with their respective terms, as amended hereby. In addition, each of the Guarantors acknowledges, agrees, accepts and consents to the terms and provisions hereof and each other Loan Document as amended hereby. Except as expressly provided herein, this letter does not constitute a waiver or modification of any of the terms or provisions set forth in the Loan Agreement or any other Loan Document and shall not impair any right that Administrative Agent or the Lenders may now or hereafter have under or in connection with the Loan Agreement or any other Loan Document.

Section 6.      No Impairment. The waivers hereby granted by Administrative Agent and the Required Lenders (i) does not impair Administrative Agent’s or any of the Lenders’ rights to insist upon strict compliance with the Loan Agreement or the other Loan Documents, and (ii) does not extend to any other Loan Document. The Loan Documents, as waived hereby continue to bind and inure to Administrative Agent, the Lenders, Company, the Guarantors, and their respective successors and permitted assigns.

Section 7.      Conditions Precedent.

A.

The effectiveness of this letter and waiver agreement is subject to the conditions precedent that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

November 10, 2003

(i)	No Default. No Default shall have occurred and be continuing under the Loan Agreement.

(ii)

Representations and Warranties. All of the representations and warranties contained in Article VII of the Loan Agreement hereof and in each of the other Loan Documents shall be true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents.

(iii)	Fees and Expenses. Payment of all fees and expenses of counsel for Administrative Agent in connection with the preparation and negotiation of this Amendment and Waiver.

(iv)

Updating Certificate. A Certificate signed by the Chief Executive or Chief Financial Officer or Vice President-Treasurer of Company and the Guarantors setting forth any changes to the Schedules to the Loan Agreement since the date of execution of the Loan Agreement.

B.

In addition to the conditions precedent listed in Section 7(A) above, the effectiveness of Section 2 of this letter and waiver agreement is subject to the conditions precedent that the Administrative Agent shall have received all of the following, in form and substance satisfactory to the Administrative Agent:

(i)	Acquisition Agreement. A duly executed and completed acquisition agreement in form and content acceptable to Administrative Agent.

(ii)

Permitted Acquisition Certificate. A duly executed and completed Permitted Acquisition Certificate substantially in the form of Exhibit I to the Loan Agreement with appropriate revisions to give effect to the waivers set forth herein.

(iii)

Collateral Documents. Guaranties, Guarantor Security Agreements, and Pledge Agreements, executed and delivered by Medstone International, Inc. and the Company, blank stock powers, and other documents reasonably requested by Administrative Agent, including Articles of Incorporation duly certified by the Secretary of State of Delaware, by-laws, and board of directors resolutions of Medstone International, Inc.

Section 8.      Counterparts. This agreement, when countersigned by Company, Guarantors, Administrative Agent, and Required Lenders shall be a “Loan Document” as defined and referred to in the Loan Agreement and the other Loan Documents and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement shall be governed by and construed in accordance with the laws of the State of Texas.

November 10, 2003

Section 9.      Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURE PAGES FOLLOW.]

If the foregoing is agreeable to you, please signify your acceptance of the terms and conditions set forth herein by placing your signature in the space provided below.

Very truly yours, PRIME MEDICAL SERVICES, INC., as Company By: _______________________________ Name: __________________________ Title: __________________________
Signature Page to Amendment and Waiver Letter

GUARANTORS:

PROSTATHERAPIES, INC.
LITHOTRIPTORS, INC.
FASTSTART, INC.
NATIONAL LITHOTRIPTORS ASSOCIATION
R.R. LITHO, INC.
OHIO LITHO, INC.
MEDTECH INVESTMENT, INC.
PRIME MEDICAL OPERATING, INC.
PRIME MANAGEMENT, INC.
PRIME LITHOTRIPTER OPERATIONS, INC.
PRIME DIAGNOSTIC SERVICES, INC.
PRIME LITHOTRIPSY SERVICES, INC.
PRIME DIAGNOSTIC CORP. OF FLORIDA
SUN MEDICAL TECHNOLOGIES, INC.
PRIME PRACTICE MANAGEMENT, INC.
PRIME SERVICE CENTER, INC.
          formerly known as Prime Cardiac Rehabilitation
         Services, Inc.
ALABAMA RENAL STONE INSTITUTE, INC.
PRIME KIDNEY STONE TREATMENT, INC.
SUN ACQUISITION, INC.
EXECUTIVE MEDICAL ENTERPRISES, INC.
PRIME RVC, INC.
AK ASSOCIATES, L.L.C.
PRIME MEDICAL MANUFACTURING, LLC
PRIME REFRACTIVE MANAGEMENT, L.L.C.
ALUMINUM BODY CORPORATION
WINEMILLER COMMUNICATIONS, INC.
    each as a Guarantor

By: _____________________________________
      Name: ________________________________
      Title:   ________________________________

PRIME MEDICAL MANAGEMENT, L.P.
  as a Guarantor

By: PRIME MEDICAL OPERATING, INC.,
       a Delaware corporation, its General Partner

     By:   __________________________________
             Name: _____________________________
Title: ______________________________
Signature Page to Amendment and Waiver Letter

AGREED AND ACCEPTED as of the date first stated above.

BANK OF AMERICA, N.A., as Administrative Agent By: _____________________________ Kristine Thennes Vice President

Signature Page to Amendment and Waiver Letter

BANK OF AMERICA, N.A., as a Lender By: _____________________________ Daniel H. Penkar Senior Vice President

Signature Page to Amendment and Waiver Letter

BANK ONE, NA, with its main office in Chicago, Illinois as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter

COMERICA BANK, as a Lender By: __________________________________ Name: _____________________________ Title: _____________________________

Signature Page to Amendment and Waiver Letter